UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 7, 2019 (Date of earliest event reported)
OurPet’s Company (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	001-31279 (Commission File Number)	34-1480558 (I.R.S. Employer Identification No.)

1300 East Street, Fairport Harbor, OH (Address of principal executive offices)	44077 (Zip Code)
(440) 354-6500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 7, 2019, OurPet’s Company (the “Company”) held a special meeting of shareholders (the “Special Meeting”), at 10:00 a.m. at the Company’s headquarters located at 1300 East Street, Fairport Harbor, Ohio 44077, to submit to a vote the shareholder proposals described in the definitive proxy statement filed with the Securities and Exchange Commission on February 13, 2019 in connection with the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Paws Merger Parent, LLC and Paws Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement.

The proposal to approve the Merger and the other transactions contemplated by the Merger Agreement required the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. There were 20,066,180 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting, of which 17,141,794 shares of the Company’s common stock, representing approximately 85.4% of the total common stock issued and outstanding and entitled to vote, were represented, in person or by proxy at the Special Meeting, constituting a quorum on all proposals voted upon.

At the Special Meeting, the Company’s shareholders voted on and approved all of the Company’s proposals. The results of each shareholder vote taken at the Special Meeting, by proposal, were as follows:

Proposal 1: The shareholders approved the Merger and the other transactions contemplated by the Merger Agreement.

Number of Votes
For	17,017,088
Against	113,606
Abstain	11,100

Proposal 2: The shareholders approved an adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional votes in favor of the proposal to approve the Merger, and the other transactions contemplated by the Merger Agreement.

Number of Votes
For	16,830,370
Against	245,109
Abstain	66,315

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Dean S. Tsengas
Name:	Dean S. Tsengas
Title:	Corporate Secretary

Dated: March 8, 2019